UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report: June 25, 2008
(Date of earliest event reported)
IDEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-10235	36-3555336
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)
630 Dundee Road
Northbrook, Illinois 60062
(Address of principal executive offices, including zip code)
(847) 498-7070
(Registrant’s telephone number, including area code)
     Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events.
On June 25, 2008, IDEX Corporation (“IDEX”) announced the appointment of Harold Morgan to the position of Vice President of Human Resources. Mr. Morgan succeeds Kimberly Bors who was named President of Fluid Management — Americas earlier this year.
Prior to joining IDEX, Mr. Morgan, age 51, worked for Bally Total Fitness Corporation where he served as the Senior Vice President and Chief Administrative Officer since February 2003. He has over twenty-eight years of experience in human resources with Bally Total Fitness Corporation, Bally Entertainment Corporation, and Hyatt Hotels Corporation. Mr. Morgan has a Bachelor of Science in Human Resources and Labor Economics from Cornell University.
A copy of a press release issued by IDEX on June 25, 2008 is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits
     99.1       Press release dated June 25, 2008, issued by IDEX Corporation.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDEX CORPORATION
By:	/s/ Dominic A. Romeo
Dominic A. Romeo
Vice President and Chief Financial Officer

June 30, 2008

Exhibit Index

Exhibit
Number	Description

99.1	Press release dated June 25, 2008, issued by IDEX Corporation